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                                                                    EXHIBIT 23.1



Linens 'n Things, Inc.


6 Brighton Road


Clifton, New Jersey 07015



The Board of Directors


Linens 'n Things, Inc.



Re: Registration Statement No. 333-12267



     We consent to the use of our reports included herein and to the reference to our firm under the headings "Selected Financial and Operating Data" and "Experts" in the Registration Statement.



                                          /s/  KPMG PEAT MARWICK LLP



New York, New York


October 24, 1996